UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

Korro Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39062	47-2324450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 First Street, 2nd Floor, Suite 250 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 468-1999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	KRRO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 27, 2025, Vineet Agarwal, Chief Financial Officer of Korro Bio, Inc., or the Company, ended his temporary medical leave of absence, which had been in effect since February 11, 2025.

In connection with Mr. Agarwal’s return from a temporary medical leave of absence and the resumption of his duties and responsibilities as the Company’s Chief Financial Officer, the Company’s Board of Directors reappointed Mr. Agarwal as the Company’s principal financial officer effective March 27, 2025. Biographical information for Mr. Agarwal is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission, or SEC, on April 29, 2024 and is incorporated herein by reference. Mr. Agarwal will not receive any additional compensation in connection with this reappointment. Dr. Ram Aiyar, who had been serving as the Company’s interim principal financial officer, is no longer serving in that role as of March 27, 2025 and continues to serve as the Company’s President and Chief Executive Officer (principal executive officer).

In addition, the Company’s Board of Directors appointed Mr. Oliver Dolan, age 42, current Senior Vice President, Finance, to serve as the Company’s principal accounting officer effective March 27, 2025. Mr. Dolan has served as the Company’s interim principal accounting officer since February 11, 2025. Biographical information for Mr. Dolan is set forth in the Company’s Current Report on Form 8-K filed with the SEC on February 11, 2025 and is incorporated herein by reference.

There is no arrangement or understanding between Mr. Agarwal or Mr. Dolan and any other persons, respectively, pursuant to which either was selected as an officer. There are no family relationships among any of the Company’s directors or executive officers and either Mr. Agarwal or Mr. Dolan, and neither Mr. Agarwal nor Mr. Dolan has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Dolan’s appointment as principal accounting officer, he was granted a stock option award to purchase 20,000 shares of the Company’s common stock, with an exercise price equal to the closing price of the Company’s common stock on the date of grant. The grant will be effective April 1, 2025 pursuant to the Company’s amended and restated equity award grant policy.

In connection with his appointment as interim principal accounting officer, Mr. Dolan entered into the Company’s standard form of indemnification agreement, the form of which is filed as Exhibit 10.6 to its Current Report on Form 8-K filed with the SEC on November 6, 2023 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORRO BIO, INC.

Date: March 27, 2025	By:	/s/ Ram Aiyar
	Name:	Ram Aiyar
	Title:	President and Chief Executive Officer